Exhibit 99.2

ESSEX

PROPERTY TRUST, INC.

THIRD QUARTER 2015

EARNINGS RELEASE & SUPPLEMENTAL FINANCIAL INFORMATION

EMME
190 UNITS
EMERYVILLE, CA

INVESTOR RELATIONS

Barb Pak
Vice President of Finance & Investor Relations
(650) 494-3700

ESSEX PROPERTY TRUST, INC.

925 East Meadow Drive
Palo Alto, CA 94303
(650) 494-3700

Q3 2015 Supplemental

E S S E X P R O P E R T Y T R U S T, I N C.

Consolidated Operating Results	Three Months Ended		Nine Months Ended
(Dollars in thousands, except share and per share amounts)	September 30,		September 30,
	2015	2014 (1)	2015	2014 (1)

Revenues:
Rental and other property	$302,522	$268,512	$876,852	$684,813
Management and other fees	2,104	2,361	6,809	6,856
	304,626	270,873	883,661	691,669

Expenses:
Property operating	94,119	88,062	271,367	223,926
Depreciation and amortization	116,308	102,286	336,946	253,890
General and administrative	11,129	11,479	31,223	28,621
Merger and integration expenses	-	3,857	3,798	46,413
Acquisition and investment related costs	381	51	1,357	768
	221,937	205,735	644,691	553,618
Earnings from operations	82,689	65,138	238,970	138,051

Interest expense	(50,053)	(45,830)	(148,401)	(117,021)
Interest and other income	7,367	2,992	14,820	8,685
Equity income from co-investments	7,179	4,910	15,962	21,065
Gain on sale of real estate and land	-	31,372	7,112	38,853
Gain on remeasurement of co-investment	-	-	34,014	-
Net income	47,182	58,582	162,477	89,633
Net income attributable to noncontrolling interest	(3,545)	(3,720)	(11,295)	(8,971)
Net income attributable to controlling interest	43,637	54,862	151,182	80,662
Dividends to preferred stockholders	(1,314)	(1,296)	(3,941)	(3,977)
Net income available to common stockholders	$42,323	$53,566	$147,241	$76,685

Net income per share - basic	$0.65	$0.85	$2.28	$1.41

Shares used in income per share - basic	65,138,868	62,892,601	64,714,994	54,250,104

Net income per share - diluted	$0.65	$0.85	$2.27	$1.41

Shares used in income per share - diluted	65,297,550	63,069,772	64,892,770	54,443,227

(1)	Due to subsequent purchase price allocation adjustments made to the opening balance sheet for the BRE Merger on April 1, 2014, certain amounts do not match prior reported.

See Company’s 10-K for additional disclosures S-1

E S S E X P R O P E R T Y T R U S T, I N C.

Consolidated Operating Results	Three Months Ended		Nine Months Ended
Selected Line Item Detail	September 30,		September 30,
(Dollars in thousands)	2015	2014	2015	2014

Rental and other property
Rental	$284,026	$250,697	$820,639	$637,283
Other property	18,496	17,815	56,213	47,530
Rental and other property	$302,522	$268,512	$876,852	$684,813

Property operating expenses
Real estate taxes	$33,591	$31,768	$97,820	$77,452
Administrative and insurance	19,307	19,072	56,103	50,380
Maintenance and repairs	18,487	16,054	52,650	42,443
Utilities	16,460	16,052	46,209	40,059
Property management	6,274	5,116	18,585	13,592
Property operating expenses	$94,119	$88,062	$271,367	$223,926

Interest and other income
Marketable securities and other interest income	$3,699	$2,951	$10,152	$7,676
Notes receivable	-	41	-	123
Gain from sale of marketable securities, note prepayment, and other investments	598	-	598	886
Insurance reimbursements	3,070	-	4,070	-
Interest and other income	$7,367	$2,992	$14,820	$8,685

Equity income from co-investments
Equity income from co-investments	$2,969	$535	$6,176	$1,578
Income from preferred equity investments	2,533	4,375	7,640	11,372
Gain on sale of co-investment communities	-	-	-	3,211
Co-investment promote income	192	-	192	4,904
Income from early redemption of preferred equity investments	1,485	-	1,954	-
Equity income from co-investments	$7,179	$4,910	$15,962	$21,065

Noncontrolling interest
Limited partners of Essex Portfolio, L.P.	$1,471	$1,816	$5,115	$3,442
DownREIT limited partners’ distributions	1,297	1,208	3,894	3,563
Third-party ownership interest	777	696	2,286	1,966
Noncontrolling interest	$3,545	$3,720	$11,295	$8,971

See Company’s 10-K for additional disclosures S-2

E S S E X P R O P E R T Y T R U S T, I N C.

Consolidated Funds From Operations	Three Months Ended			Nine Months Ended
(Dollars in thousands, except share and per share amounts and in footnotes)	September 30,			September 30,
	2015	2014	% Change	2015	2014	% Change

Funds from operations attributable to common stockholders and unitholders (FFO)
Net income available to common stockholders	$42,323	$53,566		$147,241	$76,685
Adjustments:
Depreciation and amortization	116,308	102,286		336,946	253,890
Gains not included in FFO	-	(31,372)		(41,126)	(41,664)
Depreciation addback from unconsolidated co-investments	12,800	9,986		36,822	23,060
Noncontrolling interest related to Operating Partnership units	1,471	1,816		5,115	3,442
Insurance reimbursements (1)	(1,751)	-		(1,751)	-
Depreciation attributable to third party ownership and other (2)	(253)	(335)		(753)	(996)
Funds from operations attributable to common stockholders and unitholders	$170,898	$135,947		$482,494	$314,417
FFO per share-diluted	$2.53	$2.08	21.6%	$7.19	$5.55	29.5%

Components of the change in FFO
Non-core items:
Merger and integration expenses	$-	3,857		$3,798	46,413
Acquisition and investment related costs	381	51		1,357	768
Gain on sale of marketable securities, note prepayment, and other investments	(598)	-		(598)	(886)
Gain on sale of land	-	-		-	(400)
Co-investment promote income	(192)	-		(192)	(4,904)
Income from early redemption of preferred equity investments	(1,485)	-		(1,954)	-
Insurance reimbursments	(569)	-		(2,319)	-
Other non-core adjustments	-	1,249		(207)	710
Core funds from operations attributable to common stockholders and unitholders	168,435	141,104		482,379	356,118
Core FFO per share-diluted	$2.49	$2.16	15.3%	$7.19	$6.28	14.5%

Changes in core items:
Same-property NOI	$16,399			$34,984
Non-same property NOI (3)	12,304			109,850
Management and other fees, net	(257)			78
FFO from co-investments	3,406			14,599
Interest and other income	707			2,353
Interest expense	(4,223)			(31,380)
General and administrative	(899)			(3,851)
Other items, net	(106)			(372)
	$27,331			$126,261

Weighted average number of shares outstanding diluted (4)	67,535,685	65,234,328		67,135,143	56,677,712

(1)	Insurance reimbursements for replacement costs related to a flood at one of our properties.
(2)	The Company consolidates Hidden Valley and Hillsdale Garden Apartments. Noncontrolling interest’s share of net operating income in these investments for the three and nine months ended September 30, 2015 was $1.0 million and $2.9 million, respectively.
(3)	Nine month results include properties acquired in the merger with BRE as non-same property.
(4)	Assumes conversion of all outstanding operating partnership interests in the Operating Partnership and excludes 902,668 DownREIT units for which the Operating Partnership has the ability and intention to redeem the DownREIT limited partnership units for cash and does not consider them to be common stock equivalents.

See Company’s 10-K for additional disclosures S-3

	E S S E X P R O P E R T Y T R U S T, I N C.

	Consolidated Balance Sheets
	(Dollars in thousands)
		September 30, 2015	December 31, 2014

	Real Estate:
	Land and land improvements	$2,566,586	$2,424,930
	Buildings and improvements	9,753,982	8,819,751
		12,320,568	11,244,681
	Less: accumulated depreciation	(1,858,134)	(1,564,806)
		10,462,434	9,679,875
	Real estate under development	226,690	429,096
	Co-investments	1,036,043	1,042,423
	Real estate held for sale, net	8,742	56,300
		11,733,909	11,207,694
	Cash and cash equivalents	72,306	95,749
	Marketable securities and other investments	133,058	117,240
	Notes and other receivables	22,668	24,923
	Acquired in-place lease value	12,675	47,748
	Prepaid expenses and other assets	38,101	33,378
	Total assets	$12,012,717	$11,526,732

	Unsecured debt, net	$3,090,896	$2,603,548
	Mortgage notes payable, net	2,224,513	2,234,317
	Lines of credit, net (1)	2,011	242,824
	Other liabilities	338,885	286,719
	Total liabilities	5,656,305	5,367,408
	Redeemable noncontrolling interest	24,589	23,256
	Equity:
	Common stock	6	6
	Cumulative redeemable preferred stock, liquidation value	73,750	73,750
	Additional paid-in capital	6,980,443	6,651,165
	Distributions in excess of accumulated earnings	(782,801)	(650,797)
	Accumulated other comprehensive loss, net	(50,357)	(51,452)
	Total stockholders’ equity	6,221,041	6,022,672
	Noncontrolling interest	110,782	113,396
	Total equity	6,331,823	6,136,068

	Total liabilities and equity	$12,012,717	$11,526,732

(1)	Lines of credit, net excludes unamortized debt issuance costs as of September 30, 2015 as the net effect resulted in a negative debt balance as of September 30, 2015 and was reclassified to prepaid expenses and other assets on the Consolidated Balance Sheet. The net balance at December 31, 2014 resulted in a positive debt balance and is presented on a net basis.

See Company’s 10-K for additional disclosures S-4

E S S E X P R O P E R T Y T R U S T, I N C.

Debt Summary - September 30, 2015
(Dollars in thousands, except in footnotes)

				Scheduled principal payments, unamortized premiums (discounts) and (debt issuance costs) are as follows - excludes lines of credit:

							Unamortized premiums (discounts) and (debt issuance costs)
		Weighted Average							Weighted Average Interest Rate	Percentage of Total Debt
	Balance	Interest	Maturity
	Outstanding	Rate	In Years		Unsecured	Secured		Total
Unsecured Debt, net
Bonds private - fixed rate	465,000	4.5%	3.5	2015	$-	$7,296	6,218	$13,514	3.8%	0.3%
Bonds public - fixed rate	2,400,000	3.5%	7.0	2016	350,000	29,707	24,765	404,472	3.2%	7.6%
Term loan (1)	225,000	2.4%	1.2	2017	365,000	199,178	16,296	580,474	3.2%	10.9%
Unamortized premiums and debt issuance costs	896	-	-	2018	-	320,621	13,220	333,841	5.4%	6.2%
	3,090,896	3.5%	6.0	2019	75,000	566,393	8,571	649,964	4.2%	12.2%
Mortgage Notes Payable, net				2020	-	693,447	3,236	696,683	5.0%	13.1%
Fixed rate - secured	$1,873,854	4.9%	3.8	2021	500,000	51,152	(3,545)	547,607	4.3%	10.3%
Variable rate - secured (2)	292,083	1.7%	22.7	2022	300,000	1,186	(3,974)	297,212	3.7%	5.6%
Unamortized premiums and debt issuance costs	58,576	-	-	2023	600,000	1,282	(1,703)	599,579	3.6%	11.3%
Total mortgage notes payable	2,224,513	4.5%	6.3	2024	400,000	19,158	(1,000)	418,158	4.0%	7.9%
				2025	500,000	14,611	(319)	514,292	3.5%	9.7%
Unsecured Lines of Credit, net				Thereafter	-	261,906	(2,293)	259,613	1.3%	4.9%
Line of credit (3)	-	-
Line of credit (4)	2,011	1.7%		Total	$3,090,000	$2,165,937	$59,472	$5,315,409	3.9%	100.0%
Unamortized debt issuance costs (5)	(3,576)	-
Total lines of credit (5)	(1,565)	1.7%

Total debt, net	$5,313,844	4.0%

Capitalized interest for the three and nine months ended September 30, 2015 was approximately $3.9 million and $12.2 million, respectively.

(1) The unsecured term loan has a variable interest rate of LIBOR plus 1.05%.  The Company has entered into interest rate swap contracts with a notional amount totaling $225 million, which effectively converts the interest rate on of the term loan to a fixed rate of 2.4%.

(2) Of $292.1 million of variable rate debt, $282.1 million is tax exempt to the note holders and $262.5 million is subject to interest rate protection agreements or total return swap contracts.

(3) The unsecured line of credit facility aggregates to $1 billion and the line matures in December 2018 with one 18-month extension, exercisable at the Company’s option.  The underlying interest rate on this line is based on a tiered rate structure tied to the Company’s corporate ratings and is currently at LIBOR plus 0.95%.

(4) The unsecured line of credit facility is $25 million and matures in January 2016.  The underlying interest rate on this line is based on a tiered rate structure tied to the Company’s corporate ratings and is currently at LIBOR plus 0.95%.

(5) For financial statement purposes, unamortized debt issuance costs related to unsecured lines of credit have been reclassified to prepaid expenses and other assets on the Consolidated Balance Sheet because the net effect resulted in a negative debt balance as of September 30, 2015.

See Company’s 10-K for additional disclosures S-5

E S S E X P R O P E R T Y T R U S T, I N C.

Capitalization Data, Public Bond Covenants, Credit Ratings and Selected Credit Ratios - September 30, 2015
(Dollars and shares in thousands, except per share amounts)

Capitalization Data			Public Bond Covenants		Actual	Requirement
Total debt, net		$5,313,844
				Debt to Total Assets:	38%	< 65%
Common stock and potentially dilutive securities
Common stock outstanding		65,235
Limited partnership units (1)		2,237
Options-treasury method		186		Secured Debt to Total Assets:	16%	< 40%
Total shares of common stock and potentially dilutive securities		67,658

Common stock price per share as of September 30, 2015		$223.42
				Interest Coverage:	345%	> 150%
Market value of common stock and potentially dilutive securities		$15,116,150

Preferred stock		$73,750		Unsecured Debt Ratio (1) :	290%	> 150%

Total equity capitalization		$15,189,900
			Selected Credit Ratios		Actual
Total market capitalization		$20,503,744
Ratio of debt to total market capitalization		25.9%		Net Indebtedness Divided by Adjusted EBITDA (2) (3):	6.1

				Unencumbered NOI to Total NOI:	66%

(1)	Assumes conversion of all outstanding operating partnership interests in the Operating Partnership into shares of the Company’s common stock.		(1)	Unsecured Debt Ratio is unsecured assets (excluding investments in co-investments) divided by unsecured indebtedness.
			(2)	Net Indebtedness is total debt less unamortized premiums, debt issuance costs, unrestricted cash and cash equivalents, and marketable securities.
Credit Ratings			(3)	Adjusted EBITDA annualizes the proforma NOI for current quarter acquisitions and excludes non-routine items in earnings.
Rating Agency	Rating Outlook
Fitch	BBB+ Stable
Moody’s	Baa2 Positive
Standard & Poor’s	BBB Positive

See Company’s 10-K for additional disclosures S-6

E S S E X P R O P E R T Y T R U S T, I N C.

Portfolio Summary as of September 30, 2015

	Apartment Homes				Average Monthly Rental Rate (1)			Percent of NOI (2)
Region - County	Consolidated (3)	Unconsolidated Co-investments (4)	Apartment Homes in Development (5)	Total	Consolidated	Unconsolidated Co-investments (6)	Total (7)	Consolidated	Unconsolidated Co-investments (6)	Total (7)

Southern California
Los Angeles County	9,245	1,618	—	10,863	$2,189	$1,852	$2,162	19.3%	14.0%	18.8%
Orange County	5,786	1,144	—	6,930	1,932	1,633	1,905	11.1%	9.9%	11.0%
San Diego County	4,962	616	—	5,578	1,689	1,541	1,681	8.1%	4.4%	7.8%
Ventura County	2,898	373	—	3,271	1,587	1,991	1,611	4.9%	3.5%	4.8%
Other Southern CA	623	581	—	1,204	1,483	1,622	1,527	0.8%	4.4%	1.1%
Total Southern California	23,514	4,332	—	27,846	1,928	1,731	1,911	44.2%	36.2%	43.5%

Northern California
Santa Clara County	5,874	2,477	376	8,727	2,523	2,607	2,538	16.2%	24.7%	17.0%
Alameda County	3,138	1,293	—	4,431	2,296	2,176	2,275	7.4%	14.5%	8.1%
San Mateo County	2,126	197	599	2,922	2,809	2,705	2,804	6.4%	2.8%	6.1%
Contra Costa County	2,270	—	555	2,825	2,110	—	2,110	5.1%	—	4.6%
San Francisco MSA	1,169	463	717	2,349	2,817	3,492	2,938	3.3%	8.1%	3.7%
Other Northern CA	230	—	—	230	1,979	—	1,979	0.5%	—	0.4%
Total Northern California	14,807	4,430	2,247	21,484	2,467	2,586	2,483	38.9%	50.1%	39.9%

Seattle Metro	10,239	1,958	—	12,197	1,582	1,460	1,571	16.9%	13.7%	16.6%

Total	48,560	10,720	2,247	61,527	$2,019	$2,045	$2,022	100.0%	100.0%	100.0%

(1) Average monthly rental rate is defined as the total potential monthly rental revenue (actual rent for occupied apartment homes plus market rent for vacant apartment homes) divided by the number of apartment homes.

(2) Actual NOI for the quarter ended September 30, 2015.

(3) Includes all apartment communities with rents including developments in lease up, excluding commercial space.

(4) Includes two rental income producing development communities in lease-up which consist of 512 apartment homes.

(5) Includes development communities with no rental income.

(6) Co-investment amounts weighted for Company’s pro rata share.

(7) At Company’s pro rata share.

See Company’s 10-K for additional disclosures S-7

E S S E X P R O P E R T Y T R U S T, I N C.

Operating Income by Quarter (1)
(Dollars in thousands)

	Apartment Homes	Q3 ’15	Q2 ’15	Q1 ’15	Q4 ’14	Q3 ’14

Rental and other property revenues:
Same-property (2)	43,134	$ 258,212	$ 252,169	$ 246,536	$ 243,633	$ 240,031
Acquisitions (3)	3,415	23,099	20,255	14,269	12,579	10,110
Development (4)	1,331	12,392	11,273	9,753	8,146	6,101
Redevelopment	680	4,214	4,078	3,979	4,134	4,105
Non-Residential/Other, net (5)	-	4,605	6,326	5,692	8,286	8,165
Total rental and other property revenues	48,560	302,522	294,101	280,229	276,778	268,512

Property operating expenses:
Same-property (2)		79,841	77,181	76,042	76,984	78,059
Acquisitions (3)		8,003	7,256	4,867	4,166	3,352
Development (4)		4,024	3,868	3,355	3,167	2,493
Redevelopment		1,611	1,534	1,539	1,515	1,567
Non-Residential/Other, net (5) (6)		640	238	1,368	2,789	2,591
Total property operating expenses		94,119	90,077	87,171	88,621	88,062

Net operating income (NOI):
Same-property (2)		178,371	174,988	170,494	166,649	161,972
Acquisitions (3)		15,096	12,999	9,402	8,413	6,758
Development (4)		8,368	7,405	6,398	4,979	3,608
Redevelopment		2,603	2,544	2,440	2,619	2,538
Non-Residential/Other, net (5)		3,965	6,088	4,324	5,497	5,574
Total NOI		$ 208,403	$ 204,024	$ 193,058	$ 188,157	$ 180,450

Same-property metrics
Operating margin		69%	69%	69%	68%	67%
Annualized turnover (7)		60%	55%	44%	44%	63%
Financial occupancy (8)		96.0%	96.1%	96.1%	96.2%	95.9%

(1)	Includes consolidated communities only.
(2)	Same-property includes BRE properties acquired April 1, 2014.
(3)	Acquisitions include properties acquired which did not have comparable stabilized results as of April 1, 2014.
(4)	Development includes properties developed which did not have comparable stabilized results as of April 1, 2014.
(5)	Other real estate assets consists mainly of retail space, commercial properties, boat slips, and disposition properties.
(6)	Includes other expenses and intercompany eliminations pertaining to self-insurance.
(7)	Annualized turnover is defined as the number of apartment homes turned over during the quarter, annualized, divided by the total number of apartment homes.
(8)	Financial occupancy is defined as the percentage resulting from dividing actual rental revenue by total potential rental revenue (actual rent for occupied apartment homes plus market rent for vacant apartment homes).

See Company’s 10-K for additional disclosures S-8

E S S E X P R O P E R T Y T R U S T, I N C.

Same-Property Revenue Results by County - Third Quarter 2015 vs. Third Quarter 2014 and Second Quarter 2015 (1)
(Dollars in thousands, except average monthly rental rates)

			Average Monthly Rental Rate			Financial Occupancy			Gross Revenues			Sequential Gross Revenues
Region - County	Apartment Homes	Q3 ’15 % of Actual NOI	Q3 ’15	Q3 ’14	% Change	Q3 ’15	Q3 ’14	% Change	Q3 ’15	Q3 ’14	% Change	Q2 ’15	% Change

Southern California
Los Angeles County	6,844	16.3%	$ 2,108	$ 1,997	5.6%	95.7%	95.6%	0.1%	$ 43,303	$ 40,922	5.8%	$ 42,521	1.8%
Orange County	5,786	12.7%	1,932	1,826	5.8%	96.2%	96.1%	0.1%	33,835	31,941	5.9%	33,273	1.7%
San Diego County	4,583	8.6%	1,673	1,581	5.8%	95.4%	96.2%	-0.8%	23,202	22,164	4.7%	22,707	2.2%
Ventura County	2,898	5.6%	1,587	1,496	6.1%	96.4%	96.3%	0.1%	14,170	13,356	6.1%	13,859	2.2%
Other Southern CA	623	0.9%	1,483	1,381	7.4%	92.2%	92.4%	-0.2%	2,676	2,532	5.7%	2,757	-2.9%
Total Southern California	20,734	44.1%	1,871	1,769	5.8%	95.8%	95.9%	-0.1%	117,186	110,915	5.7%	115,117	1.8%

Northern California
Santa Clara County	5,228	16.5%	2,468	2,244	10.0%	96.3%	96.2%	0.1%	39,078	35,472	10.2%	37,980	2.9%
Alameda County	2,613	7.1%	2,258	1,995	13.2%	96.0%	96.3%	-0.3%	17,935	15,912	12.7%	17,392	3.1%
San Mateo County	1,862	6.3%	2,737	2,506	9.2%	96.1%	96.0%	0.1%	15,578	14,243	9.4%	15,107	3.1%
Contra Costa County	2,270	5.8%	2,110	1,923	9.7%	96.8%	96.4%	0.4%	14,625	13,358	9.5%	14,163	3.3%
San Francisco MSA	816	2.1%	2,355	2,204	6.9%	96.1%	95.1%	1.1%	5,745	5,360	7.2%	5,607	2.5%
Other Northern CA	230	0.5%	1,979	1,767	12.0%	95.8%	97.1%	-1.3%	1,365	1,249	9.3%	1,310	4.2%
Total Northern California	13,019	38.3%	2,386	2,165	10.2%	96.3%	96.1%	0.2%	94,326	85,594	10.2%	91,559	3.0%

Seattle Metro	9,381	17.6%	1,576	1,471	7.1%	96.1%	95.6%	0.5%	46,700	43,522	7.3%	45,493	2.7%

Total Same-Property	43,134	100.0%	$ 1,963	$ 1,824	7.6%	96.0%	95.9%	0.1%	$ 258,212	$ 240,031	7.6%	$ 252,169	2.4%

(1) Same-property includes BRE properties acquired April 1, 2014.

See Company’s 10-K for additional disclosures S-9

E S S E X P R O P E R T Y T R U S T, I N C.

Same-Property Revenue Results by County - Nine months ended September 30, 2015 vs. Nine months ended September 30, 2014 (1)
(Dollars in thousands, except average monthly rental rates)

		YTD	Average Monthly Rental Rate			Financial Occupancy			Gross Revenues
Region - County	Apartment Homes	2015 % of Actual NOI	YTD 2015	YTD 2014	% Change	YTD 2015	YTD 2014	% Change	YTD 2015	YTD 2014	% Change

Southern California
Los Angeles County	4,400	16.4%	$ 2,018	$ 1,904	6.0%	96.1%	96.2%	-0.1%	$ 80,637	$ 76,276	5.7%
Orange County	2,887	10.8%	2,046	1,925	6.3%	96.4%	95.9%	0.5%	53,805	50,219	7.1%
San Diego County	2,067	5.1%	1,383	1,297	6.6%	96.1%	96.3%	-0.2%	26,546	25,095	5.8%
Ventura County	2,898	8.5%	1,556	1,470	5.9%	96.3%	96.6%	-0.3%	41,723	39,577	5.4%
Other Southern CA	623	1.5%	1,447	1,351	7.1%	96.0%	96.2%	-0.2%	8,190	7,672	6.8%
Total Southern California	12,875	42.3%	1,790	1,687	6.1%	96.2%	96.2%	0.0%	210,901	198,839	6.1%

Northern California
Santa Clara County	4,279	20.3%	2,373	2,145	10.6%	96.3%	96.1%	0.2%	92,313	83,217	10.9%
Alameda County	1,542	6.0%	2,054	1,817	13.0%	96.4%	97.0%	-0.6%	29,225	26,214	11.5%
San Mateo County	768	3.6%	2,441	2,205	10.7%	96.9%	96.6%	0.3%	17,397	15,711	10.7%
Contra Costa County	1,720	6.5%	2,005	1,820	10.2%	96.6%	96.3%	0.3%	31,620	28,663	10.3%
San Francisco MSA	645	2.4%	2,252	2,098	7.3%	94.8%	94.6%	0.2%	12,815	11,897	7.7%
Other Northern CA	230	0.8%	1,881	1,725	9.0%	96.8%	96.9%	-0.1%	3,949	3,644	8.4%
Total Northern California	9,184	39.6%	2,236	2,020	10.7%	96.3%	96.2%	0.1%	187,319	169,346	10.6%

Seattle Metro	6,558	18.1%	1,478	1,375	7.5%	96.3%	96.0%	0.3%	92,204	85,606	7.7%

Total Same-Property	28,617	100.0%	$ 1,862	$ 1,722	8.1%	96.3%	96.2%	0.1%	$ 490,424	$ 453,791	8.1%

(1) Same-property excludes BRE properties acquired April 1, 2014.

See Company’s 10-K for additional disclosures S-9.1

E S S E X P R O P E R T Y T R U S T, I N C.

Same-Property Operating Expenses - Quarter and Year to Date as of September 30, 2015 and 2014
(Dollars in thousands)

	Based on 43,134 apartment homes (1)				Based on 28,617 apartment homes (2)
	Q3 ’15	Q3 ’14	% Change	% of Op. Ex.	YTD 2015	YTD 2014	% Change	% of Op. Ex.

Same-property operating expenses:
Real estate taxes	$27,083	$27,533	-1.6%	33.9%	$ 42,726	$ 41,902	2.0%	29.7%
Maintenance and repairs	16,060	14,361	11.8%	20.1%	30,273	29,891	1.3%	21.1%
Administrative	14,707	14,993	-1.9%	18.4%	28,958	28,451	1.8%	20.1%
Utilities	13,995	14,117	-0.9%	17.5%	26,860	27,060	-0.7%	18.7%
Management fees (3)	5,401	4,557	18.5%	6.8%	9,862	9,609	2.6%	6.8%
Insurance	2,595	2,498	3.9%	3.3%	5,116	5,232	-2.2%	3.6%
Total same-property operating expenses	$79,841	$78,059	2.3%	100.0%	$ 143,795	$ 142,145	1.2%	100.0%

(1) Same-property includes BRE properties acquired starting April 1, 2014.
(2) Same-property excludes BRE properties.
(3) During 2015, the Company changed its allocation to property management fees.

See Company’s 10-K for additional disclosures S-10

E S S E X P R O P E R T Y T R U S T, I N C.

Development Pipeline - September 30, 2015
(Dollars in millions, except per apartment home amounts in thousands and except in footnotes)

Project Name	Location	Ownership %	Estimated Apartment Homes	Estimated Commercial sq. feet	Incurred to Date	Remaining Costs	Estimated Total Cost	Essex Est. Total Cost (1)	Cost per Apartment Home (2)	Average % Occupied	% Leased	Construction Start	Initial Occupancy	Stabilized Operations

Development Projects - Consolidated (3)
MB 360 Phase II (4)	San Francisco, CA	100%	172	11,500	$112	$23	$135	$135	$744	0.0%	0.0%	Q3 2014	Q4 2015	Q2 2016
Station Park Green	San Mateo, CA	100%	599	35,000	79	275	354	354	567	0.0%	0.0%	Q3 2015	Q3 2017	Q4 2018
Total Development Projects - Consolidated			771	46,500	191	298	489	489	634

Land Held for Future Development - Consolidated
Other Projects	Various	100%			36	-	36	36
Total Development Pipeline - Consolidated			771	46,500	227	298	525	525

Development Projects/Land Held for Future Development - Joint Venture (3)
Epic - Phase III	San Jose, CA	55%	200	-	82	10	92	51	460	30.0%	55.0%	Q3 2013	Q3 2015	Q1 2016
One South Market	San Jose, CA	55%	312	6,000	139	2	141	78	445	53.5%	75.6%	Q2 2013	Q2 2015	Q1 2016
Agora (5)	Walnut Creek, CA	51%	49	35,000	79	16	95	48	1,140	0.0%	0.0%	Q3 2013	Q1 2016	Q2 2016
Owens	Pleasanton, CA	55%	255	5,729	44	45	89	49	341	0.0%	0.0%	Q3 2014	Q2 2016	Q2 2017
Hacienda	Pleasanton, CA	55%	251	-	32	54	86	47	343	0.0%	0.0%	Q1 2015	Q3 2016	Q3 2017
Century Towers	San Jose, CA	50%	376	2,006	80	92	172	86	456	0.0%	0.0%	Q3 2014	Q1 2017	Q1 2018
500 Folsom (6)	San Francisco, CA	50%	545	6,000	58	323	381	191	691	0.0%	0.0%	Q4 2015	Q4 2018	Q2 2020
Total Development Projects - Joint Venture			1,988	54,735	514	542	1,056	550	$507

Grand Total - Development Pipeline			2,759	101,235	$741	$840	$ 1,581	1,075
Essex Cost Incurred to Date								(499)
Essex Remaining Commitment								$ 576

(1)	The Company’s share of the estimated total costs of the project.
(2)	Net of the estimated allocation to the retail component of the project.
(3)	For the third quarter of 2015, the Company’s cost includes $3.6 million of capitalized interest, $0.9 million of capitalized overhead and $1.0 million of development fees (such development fees reduced G&A expenses).
(4)	To date the Company has received $42.1 million of the expected $45.0 million of insurance proceeds for constructions costs related to the fire that occurred in March 2014.
(5)	Apartment homes are built to condominium standards and average approximately 1,600 square feet.
(6)	Estimated total cost is net of a projected value for low income housing tax credit proceeds and tax exempt bonds.

See Company’s 10-K for additional disclosures S-11

E S S E X P R O P E R T Y T R U S T, I N C.

Redevelopment Pipeline - September 30, 2015
(Dollars in thousands, except per apartment home amounts and in footnotes)

		Total	Estimated	Estimated		NOI
	Apartment	Incurred	Remaining	Total	Project	For the nine months ended
Region/Project Name (1)	Homes	To Date	Cost	Cost	Start Date	2015 (5)	2014 (5)

Same-property - Redevelopment Projects (2) (3)
Northern California
Summerhill Park	100	$5,200	$4,700	9,900	Q4 2014
Southern California
Hamptons	215	5,200	18,400	23,600	Q1 2014
Monterras	292	17,700	8,700	26,400	Q1 2014
Seattle Metro
Park Highland	250	3,800	8,700	12,500	Q4 2014
Total Same-property - Redevelopment Projects	857	$ 31,900	$ 40,500	$ 72,400		$ 10,009	$ 8,391

Non-same property - Redevelopment Projects
Southern California
Bunker Hill Towers (4)	456	$ 27,900	$ 59,500	$ 87,400	Q3 2013
Total Non-same property - Redevelopment Projects	456	$ 27,900	$ 59,500	$ 87,400		$ 4,346	$ 4,264

(1)	The Company incurred $0.3 million of capitalized interest, $2.0 million of capitalized overhead and $0.2 million of co-investment redevelopment fees related to redevelopment in Q3 2015.
(2)	Redevelopment activities are ongoing at these communities, but the communities have stabilized operations, therefore results are classified in same-property results.
(3)	During the three and nine months ended September 30, 2015, the Company completed the redevelopment of interiors totaling 859 and 1,752 apartment homes for the same-property portfolio and 1,051 and 2,292 apartment homes for the total portfolio, respectively.
(4)	The estimated cost has increased by $11.2 million which reflects the redevelopment of the remaining 228 apartment homes (50% of the property) plus additional revenue generating enhancements to the property.
(5)	Park Highland was acquired on April 1, 2014. As a result, the NOI for the nine months ended September 30, 2014 reflects two quarters of NOI, amounting to $1.3 million, as opposed to the NOI for the nine months ended September 30, 2015, which reflects three quarters of NOI, amounting to $2.1 million.

See Company’s 10-K for additional disclosures S-12

E S S E X P R O P E R T Y T R U S T, I N C.

Co-investments - September 30, 2015
(Dollars in thousands)	Essex Ownership Percentage	Apartment Homes	Total Undepreciated Book Value	Debt Amount	Essex Book Value	Weighted Average Borrowing Rate	Remaining Term of Debt (in Years)	For the Three Months Ended September 30, 2015	For the Nine Months Ended September 30, 2015

Operating Non-Consolidated Joint Ventures								NOI

Wesco I, LLC	50.0%	2,275	$ 555,482	$ 298,904	$ 102,811	3.9%	9.5	$ 8,620	$ 26,977
Wesco III, LLC	50.0%	993	234,142	119,773	52,248	3.6%	5.0	3,403	9,975
Wesco IV, LLC	50.0%	1,116	298,948	155,000	63,257	3.9%	5.4	4,411	12,772
BEXAEW, LLC	50.0%	2,723	523,336	321,837	89,236	3.0%	5.4	8,170	23,367
CPPIB	55.0%	1,728	608,373	-	335,474	-	-	9,480	23,012
Palm Valley	50.0%	1,098	370,832	228,765	69,428	2.5%	1.3	5,391	15,036
Other	28.2% - 50.0%	275	65,529	51,000	6,162	3.6%	4.9	1,196	4,576
Total Operating Non-Consolidated Joint Ventures		10,208	$ 2,656,642	$ 1,175,279	$ 718,616	3.3%	5.6	$ 40,671	$115,715
Development Non-Consolidated Joint Ventures (1)	50.0% - 55.0%	1,988	513,630	87,303	212,892	1.9%	1.2	304	175
Total Non-Consolidated Joint Ventures		12,196	$ 3,170,272	$ 1,262,582	$ 931,508			$ 40,975	$115,890

								Essex Portion of NOI and Expenses
NOI								$ 20,966	$ 59,385
Depreciation								(12,800)	(36,822)
Interest expense and other								(5,197)	(16,387)
Promote income								192	192
Net income from operating co-investments								$ 3,161	$ 6,368

								Income from Preferred Equity Investments
								For the Three Months Ended September 30, 2015	For the NineMonths Ended September 30, 2015
						Weighted Average Preferred Return	Weighted Average Expected Term

Income from preferred equity investments								$ 2,533	$ 7,640
Income from early redemption of preferred equity investments								1,485	1,954
Preferred Equity Investments (2)					104,535	9.7%	3.2	$ 4,018	$ 9,594

Total Co-investments					$1,036,043			$ 7,179	$ 15,962

(1)	The Company has interests in seven development co-investments, which are detailed on S-11.
(2)	As of September 30, 2015 the Company has invested in eight preferred equity investments.

See Company’s 10-K for additional disclosures S-13

E S S E X P R O P E R T Y T R U S T, I N C.
Assumptions for 2015 FFO Guidance Range
Q3 2015 Earnings Results Supplement

($’s in thousands, except share and per share data) (1)	YTD	2015 Guidance Range
	Actuals	Low End	High End	Changes from Guidance Provided on Q2 ’15 Earnings Release
Net Operating Income (“NOI”)
Total NOI from consolidated communities	$ 605,485	$ 817,400	$ 820,400	Reflects actual results through Q3 ’15, revised same-property NOI growth to a midpoint of 10.6% for the full-year and investment activity through October.

Management Fees	6,434	8,300	8,700

Interest Expense
Interest expense, before capitalized interest	(160,433)	(215,000)	(214,000)	Updated to reflect refinancings and timing of capital markets activities.
Forecasted interest capitalized	12,200	15,400	15,900
Net interest expense	(148,233)	(199,600)	(198,100)

Recurring Income and Expenses
Interest and other income	10,152	13,700	14,100
FFO from co-investments	50,638	68,800	69,900
General and administrative expense	(31,223)	(41,200)	(42,200)
Preferred dividends and non-controlling interest	(10,874)	(14,900)	(14,300)
Total recurring income and expenses	18,693	26,400	27,500

Non-Core Income and Expenses
Promote income from co-investment	192	192	192
Gains on sales of marketable securities and land	598	598	598
Income from early redemption of preferred equity investment	1,954	1,954	1,954
Loss on early retirement of debt	-	(6,200)	(5,800)
Merger and integration expenses	(3,798)	(4,200)	(3,800)
Acquisition and investment related costs	(1,357)	(1,400)	(1,800)
Other non-core adjustments	2,526	2,526	2,526
Total non-core income and expenses	115	(6,530)	(6,130)

Funds from Operations attributable to common stockholders and unitholders	$ 482,494	$ 645,970	$ 652,370

Funds from Operations per diluted Share	$ 7.19	$9.60	$9.69

% Change - Funds from Operations	29.5%	21.7%	22.9%

Funds from Operations excluding non-core items attributable to common stockholders and unitholders	$ 482,379	$ 652,500	$ 658,500

Core Funds from Operations per diluted Share	$ 7.19	$9.70	$9.78

% Change - Core Funds from Operations	14.5%	13.5%	14.6%

Weighted average shares outstanding	67,135	67,300	67,300

(1) All non-core items are excluded from the YTD actuals and included in the non-core income and expense section of the FFO reconciliation.

See Company’s 10-K for additional disclosures S-14

E S S E X P R O P E R T Y T R U S T, I N C.

Summary of Apartment Community Acquisitions and Dispositions Activity
Year to date as of September 30, 2015
(Dollars in thousands, except average rent amounts and in footnotes)

Acquisitions			Essex
		Apartment	Ownership			Purchase	Price per	Average
Property Name	Location	Homes	Percentage	Entity	Date	Price	Apartment Home	Rent

8th & Hope	Los Angeles, CA	290	100.0%	EPLP	Feb-15	$200,000	$ 690	$ 3,708
The Huxley (1)	Los Angeles, CA	187	100.0%	EPLP	Mar-15	48,784	522	2,439
The Dylan (1)	Los Angeles, CA	184	100.0%	EPLP	Mar-15	51,266	557	2,646

	Q1 2015	661				$300,050	$ 605

Reveal (2)	Woodland Hills, CA	438	99.75%	EPLP	Apr-15	$ 73,013	$ 337	$ 1,936
Avant	Los Angeles, CA	247	100.0%	EPLP	Jun-15	99,000	401	2,281
	Q2 2015	685				$172,013	$ 360

Dispositions (3)			Essex
		Apartment	Ownership			Sales	Price per
Property Name	Location	Homes	Percentage	Entity	Date	Price	Apartment Home

Pinnacle South Mountain	Phoenix, AZ	552	100.0%	EPLP	Jan-15	$ 63,750	$ 115

	Q1 2015	552				$ 63,750	115

(1)	In March 2015, the Company purchased the joint venture partner’s remaining membership interest in The Huxley and The Dylan co-investments for a purchase price of $100.1 million. The properties are now consolidated.
(2)	In April 2015, the Company purchased the joint venture partner’s 49.5% membership interest in the Reveal co-investment for a purchase price of $73.0 million.
(3)	In March 2015, the Company sold two commercial buildings aggregating 120,000 square feet located in Emeryville, CA for $13.0 million.

See Company’s 10-K for additional disclosures S-15

E S S E X P R O P E R T Y T R U S T, I N C.
Preliminary 2016 MSA Level Forecast: Supply, Jobs, and Apartment Market Conditions
	Residential Supply (1)					Job Forecast (2)		Market Forecast (3)
Market	New MF Supply	New SF Supply	Total Supply	% of MF Supply to MF Stock	% of Total Supply to Total Stock	Est. New Jobs Dec-Dec	% Growth	Economic Rent Growth

Los Angeles	10,000	5,700	15,700	0.6%	0.4%	94,600	2.2%	5.4%
Orange	2,850	3,800	6,650	0.7%	0.6%	33,600	2.2%	5.2%
San Diego	3,300	3,800	7,100	0.7%	0.6%	34,500	2.5%	4.9%
Ventura	150	700	850	0.2%	0.3%	5,350	1.8%	5.4%
So. Cal.	16,300	14,000	30,300	0.6%	0.5%	168,050	2.2%	5.2%

San Francisco	4,400	650	5,050	1.1%	0.7%	34,700	3.0%	7.8%
Oakland	1,600	4,300	5,900	0.5%	0.6%	29,300	2.7%	7.0%
San Jose	5,250	2,100	7,350	2.0%	1.1%	31,300	3.0%	7.7%
No. Cal.	11,250	7,050	18,300	1.3%	0.8%	95,300	2.9%	7.5%

Seattle	8,450	7,600	16,050	1.7%	1.3%	43,100	2.7%	4.9%

Weighted Average (4)	36,000	28,650	64,650	1.1%	0.8%	306,450	2.5%	6.0%

All data are based on Essex Property Trust, Inc. forecasts.

U.S. Economic Assumptions: 2016 G.D.P. Growth: 2.8% , 2016 Job Growth: 2.0%

(1) New Residential Supply: MF reflects Company’s internal estimate of actual multifamily deliveries; SF is based on 12 month single family trailing permits reported by the US Census Bureau.

(2) Job Forecast: refers to the difference between total non-farm industry employment (not seasonally adjusted) projected through full year 2016 vs 2015, expressed as total new jobs and growth rates.

(3) Market Forecast: the estimated rent growth represents the forecasted change in effective market rents for full year 2016 vs 2015 (excludes submarkets not targeted by Essex).

(4) Weighted Average: markets weighted by scheduled rent in the Company’s Portfolio.

See Company’s 10-K for additional disclosures S-16